      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 7, 1998
                                                       REGISTRATION NO. 333-
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------
                                   ATG INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                --------------

           CALIFORNIA                             4955                        94-2657762
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)      IDENTIFICATION NUMBER)

                            47375 FREMONT BOULEVARD
                           FREMONT, CALIFORNIA 94538
                                (510) 490-3008
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                --------------
                                DOREEN M. CHIU
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   ATG INC.
                            47375 FREMONT BOULEVARD
                           FREMONT, CALIFORNIA 94538
                                (510) 490-3008
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                      OF REGISTRANT'S AGENT FOR SERVICE)

                         COPIES OF COMMUNICATIONS TO:

    BRIAN A. SULLIVAN, ESQ.                  WILLIAM W. BARKER, ESQ.                   RICHARD A. PEERS, ESQ.
        MILLER & HOLGUIN                     DAVID K. RITENOUR, ESQ.                  CHRISTINA L. VAIL, ESQ.
     1801 CENTURY PARK EAST                    GRAHAM & JAMES LLP                 HELLER EHRMAN WHITE & MCAULIFFE
         SEVENTH FLOOR                801 SOUTH FIGUEROA STREET, SUITE 1400           525 UNIVERSITY AVENUE
LOS ANGELES, CALIFORNIA 90067-2302      LOS ANGELES, CALIFORNIA 90017-5554        PALO ALTO, CALIFORNIA 94301-1900
   TELEPHONE: (310) 556-1990                TELEPHONE: (213) 624-2500                TELEPHONE: (650) 324-7000
   FACSIMILE: (310) 557-2205                FACSIMILE: (213) 623-4581                FACSIMILE: (650) 324-0638

                                --------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box: [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-46107

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_] _________


  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_] __________

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box: [_]

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================
                                                           PROPOSED        PROPOSED
                                            AMOUNT         MAXIMUM          MAXIMUM       AMOUNT OF
        TITLE OF EACH CLASS OF              TO BE       OFFERING PRICE     AGGREGATE     REGISTRATION
     SECURITIES TO BE REGISTERED       REGISTERED(1)(2)  PER SHARE(3)  OFFERING PRICE(3)    FEE(3)
-----------------------------------------------------------------------------------------------------
Common Stock.........................   230,000 Shares      $8.50         $1,955,000         $577
=====================================================================================================

(1) This Registration Statement is being filed solely to register additional securities to those covered by the Registration Statement on Form S-1 (Registration No. 333-46107) declared effective by the Securities and Exchange Commission on May 6, 1998.
(2) Includes 30,000 shares that the Underwriters may purchase from the Registrant to cover over-allotments, if any.
(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 promulgated under the Securities Act.

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

                               EXPLANATORY NOTE

Incorporation by Reference of Registration Statement on Form S-1 (Registration No. 333-46107)

  ATG Inc. hereby incorporates by reference into this Registration Statement on Form S-1 the contents of the Registration Statement on Form S-1 (Registration No. 333-46107) declared effective on May 6, 1998 by the Securities and Exchange Commission, including certain of the documents filed as exhibits to that Registration Statement as indicated herein.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on May 7, 1998.

                                          ATG INC.

                                                  /s/ Steven J. Guerrettaz
                                          By: _________________________________
                                                    Steven J. Guerrettaz
                                                  Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                  DATE
             ---------                           -----                  ----

                 *                   Chairman, Chief Executive       May 7, 1998
____________________________________  Officer and President
           Doreen M. Chiu             (Principal Executive
                                      Officer)

      /s/ Steven J. Guerrettaz       Chief Financial Officer         May 7, 1998
____________________________________  (Principal Financial and
        Steven J. Guerrettaz          Accounting Officer)

                *                    Director                        May 7, 1998
____________________________________
           Frank Y. Chiu

                 *                   Director                        May 7, 1998
____________________________________
         Edward L. Vinecour

         /s/ Steven J. Guerrettaz
*By: _____________________________________
           Steven J. Guerrettaz
             Attorney-in-Fact

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) The following exhibits, which are furnished with this Registration Statement, are filed as a part of this Registration Statement:

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
   1.1   Form of Underwriting Agreement*
   1.2   Form of Representative's Warrants*
   3.1   Articles of Incorporation of the Company*
   3.2   Bylaws of the Company*
   3.3   Certificate of Amendment of Articles of Incorporation*
   4.1   Specimen Common Stock Certificate*
   5.1   Opinion and Consent of Graham & James LLP
   9.1   Voting Trust Agreement*
  10.1   Assumption Agreement, dated September 2, 1992, between the Company, as transferee, Tippett-Richardson, as transferor, and Confederation Life
         Insurance Company, as lender*
  10.2   Deed of Trust (Non-Construction) & Assignment of Rents, dated
         September 18, 1997, between the Company, as trustor, First Bancorp, as trustee, and Sanwa Bank California, as beneficiary*
  10.3   Deed of Trust, dated August 5, 1993, between the Company and ATG
         Richland, collectively as trustor, Chicago Title Insurance Company, as trustee, and West One Bank, as beneficiary*
  10.4   Term Loan Agreement, dated September 18, 1997, between the Company and
         Sanwa Bank California*
  10.5   Letter from the Company to Steve Guerrettaz, dated December 2, 1997, regarding terms of employment*
  10.6   Letter from the Company to Fred Feizollahi, dated February 20, 1995, regarding terms of employment*
  10.7   Consultant Agreement, dated as of July 1, 1992, between the Company and Edward Vinecour*
  10.8   Non-Competition Agreement, dated as of July 1, 1992, between the
         Company and Edward Vinecour*
  10.9   Collective Bargaining Agreement between the Company and the
         International Union of Operating Engineers No. 280*
  10.10  Form of Stock Purchase Agreement*
  10.11  Continuing Guaranty, dated as of April 19, 1996, provided by Doreen
         Chiu in favor of Sanwa Bank*
  10.12  Continuing Guaranty, dated as of April 19, 1996, provided by Frank
         Chiu in favor of Sanwa Bank*
  10.13  Continuing Guaranty, dated as of May 20, 1997, provided by Doreen Chiu in favor of Safeco Credit Company, Inc.*
  10.14  Continuing Guaranty, dated as of May 20, 1997, provided by Frank Chiu in favor of Safeco Credit Company, Inc.*
  10.15  Small Business Administration (SBA) Guaranty, dated August 6, 1993, provided by Doreen Chiu and Frank Chiu in favor of West One Bank*
  10.16  Guaranty Agreement, dated September 1, 1994, provided by Doreen Chiu and Frank Chiu in favor of Great Western Leasing*
  10.17  Guaranty, dated January 13, 1994, provided by Doreen Chiu and Frank
         Chiu in favor of The CIT Group/Equipment Financing Inc.*

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.18  Guaranty of Commercial Lease Agreement, dated December 20, 1994, provided by Doreen Chiu and Frank Chiu in favor of California Thrift &
         Loan*
  10.19  Contract No. MGK-SBB-A26602, dated September 5, 1997, awarded to the
         Company by Waste Management Federal Services of Hanford, Inc.*+
  10.20  Purchase Order No. MW6-SBV-357079, dated November 3, 1995, issued to the Company by Westinghouse Hanford Company*+
  10.21  Contract No. DE-AC06-95RL13129, dated January 4, 1995, among the U.S.
         Department of Energy, as the procuring agency, the U.S. Small Business
         Administration, as contractor, and the Company, as subcontractor*+
  10.22  Gasification Vitrification Chamber Purchase and License Agreement,
         dated August 1997, between the Company and Integrated Environmental
         Technologies, LLC*+
  10.23  Purchase Agreement between the Company and Integrated Environmental
         Technologies, LLC*+
  10.24  Technology Transfer Purchase and Royalty Fee Agreement, dated
         September 30, 1997, between the Company and Regent Star Ltd.*+
  10.25  Technology Transfer and Purchase Agreement, dated June 28, 1997, between the Company and Pacific Trading Company*+
  10.26  Contract No. DACW05-98-C-0001, dated September 24, 1997, awarded to the Company by the U.S. Army Corps of Engineers, Sacramento District*+
  10.27  Contract No. DAKF04-92-D-0007, dated February 8, 1991, among the Fort
         Irwin Directorate of Contracting, as the procuring agency, the U.S.
         Small Business Administration, as contractor, and the Company, as subcontractor*+
  10.28  Promissory Note, dated December 31, 1997, provided by the Company to
         Doreen M. Chiu*
  10.29  1998 Stock Ownership Incentive Plan*
  10.30  Employee Stock Purchase Plan*
  10.31  1998 Non-Employee Directors Stock Option Plan*
  10.32  Letter of Credit Agreement, dated March 6, 1998, between the Company and Sanwa Bank California*
  10.33  Continuing Guaranty, dated as of March 6, 1998, provided by Doreen M.
         Chiu in favor of Sanwa Bank California*
  10.34  Continuing Guaranty, dated as of March 6, 1998, provided by Frank Y.
         Chiu in favor of Sanwa Bank California*
  10.35  Indemnity Agreement, dated August 12, 1992, made and entered into by
         Doreen M. Chiu, Frank Y. Chiu, the Company and National Safety
         Consultants, Inc. in favor of ACTSTAR Insurance Company*
  10.36  Continuing Agreement of Indemnity--Contractors' Form, dated March 19,
         1998, made and entered into by Doreen M.Chiu, Frank Y. Chiu and the
         Company for the benefit of Reliance Insurance Company, United Pacific
         Insurance Company, Reliance National Indemnity Company and Reliance
         Surety Company*
  10.37  Purchase Order, dated February 10, 1996, issued by the Company to
         ToxGon Corporation*+
  11.1   Statement regarding computation of earnings per share*
  16.1   Letter regarding change in certifying accountant*
  21.1   List of Subsidiaries of Registrant*
  23.1   Consent of Graham & James LLP (included in its opinion filed as
         Exhibit 5.1 hereto)
  23.2   Consent of Coopers & Lybrand L.L.P.

 EXHIBIT
 NUMBER                EXHIBIT DESCRIPTION
 -------               -------------------
  24.1   Power of Attorney (included in signature page)*
  27.1   Financial Data Schedule*
  99.1   Consent of Andrew C. Kadak*
  99.2   Consent of Earl E. Gjelde*
  99.3   Consent of William M. Hewitt*
  99.4   Consent of Steven J. Guerrettaz*
  99.5   Consent of Yasushi Chikagami*

---------------------
* Incorporated by reference to Registration Statement on Form S-1
  (Registration No. 333-46107).

+ Certain portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for an order granting confidential treatment pursuant to Rule 406 of the General Rules and Regulations under the Securities Act.

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
   1.1   Form of Underwriting Agreement*
   1.2   Form of Representative's Warrants*
   3.1   Articles of Incorporation of the Company*
   3.2   Bylaws of the Company*
   3.3   Certificate of Amendment of Articles of Incorporation*
   4.1   Specimen Common Stock Certificate*
   5.1   Opinion and Consent of Graham & James LLP
   9.1   Voting Trust Agreement*
  10.1   Assumption Agreement, dated September 2, 1992, between the Company, as transferee, Tippett-Richardson, as transferor, and Confederation Life
         Insurance Company, as lender*
  10.2   Deed of Trust (Non-Construction) & Assignment of Rents, dated
         September 18, 1997, between the Company, as trustor, First Bancorp, as trustee, and Sanwa Bank California, as beneficiary*
  10.3   Deed of Trust, dated August 5, 1993, between the Company and ATG
         Richland, collectively as trustor, Chicago Title Insurance Company, as trustee, and West One Bank, as beneficiary*
  10.4   Term Loan Agreement, dated September 18, 1997, between the Company and
         Sanwa Bank California*
  10.5   Letter from the Company to Steve Guerrettaz, dated December 2, 1997, regarding terms of employment*
  10.6   Letter from the Company to Fred Feizollahi, dated February 20, 1995, regarding terms of employment*
  10.7   Consultant Agreement, dated as of July 1, 1992, between the Company and Edward Vinecour*
  10.8   Non-Competition Agreement, dated as of July 1, 1992, between the
         Company and Edward Vinecour*
  10.9   Collective Bargaining Agreement between the Company and the
         International Union of Operating Engineers No. 280*
  10.10  Form of Stock Purchase Agreement*
  10.11  Continuing Guaranty, dated as of April 19, 1996, provided by Doreen
         Chiu in favor of Sanwa Bank*
  10.12  Continuing Guaranty, dated as of April 19, 1996, provided by Frank
         Chiu in favor of Sanwa Bank*
  10.13  Continuing Guaranty, dated as of May 20, 1997, provided by Doreen Chiu in favor of Safeco Credit Company, Inc.*
  10.14  Continuing Guaranty, dated as of May 20, 1997, provided by Frank Chiu in favor of Safeco Credit Company, Inc.*
  10.15  Small Business Administration (SBA) Guaranty, dated August 6, 1993, provided by Doreen Chiu and Frank Chiu in favor of West One Bank*
  10.16  Guaranty Agreement, dated September 1, 1994, provided by Doreen Chiu and Frank Chiu in favor of Great Western Leasing*
  10.17  Guaranty, dated January 13, 1994, provided by Doreen Chiu and Frank
         Chiu in favor of The CIT Group/Equipment Financing Inc.*
  10.18  Guaranty of Commercial Lease Agreement, dated December 20, 1994, provided by Doreen Chiu and Frank Chiu in favor of California Thrift &
         Loan*
  10.19  Contract No. MGK-SBB-A26602, dated September 5, 1997, awarded to the
         Company by Waste Management Federal Services of Hanford, Inc.*+

 EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
 -------                           -------------------
  10.20  Purchase Order No. MW6-SBV-357079, dated November 3, 1995, issued to the Company by Westinghouse Hanford Company*+
  10.21  Contract No. DE-AC06-95RL13129, dated January 4, 1995, among the U.S.
         Department of Energy, as the procuring agency, the U.S. Small Business
         Administration, as contractor, and the Company, as subcontractor*+
  10.22  Gasification Vitrification Chamber Purchase and License Agreement,
         dated August 1997, between the Company and Integrated Environmental
         Technologies, LLC*+
  10.23  Purchase Agreement between the Company and Integrated Environmental
         Technologies, LLC*+
  10.24  Technology Transfer Purchase and Royalty Fee Agreement, dated
         September 30, 1997, between the Company and Regent Star Ltd.*+
  10.25  Technology Transfer and Purchase Agreement, dated June 28, 1997, between the Company and Pacific Trading Company*+
  10.26  Contract No. DACW05-98-C-0001, dated September 24, 1997, awarded to the Company by the U.S. Army Corps of Engineers, Sacramento District*+
  10.27  Contract No. DAKF04-92-D-0007, dated February 8, 1991, among the Fort
         Irwin Directorate of Contracting, as the procuring agency, the U.S.
         Small Business Administration, as contractor, and the Company, as subcontractor*+
  10.28  Promissory Note, dated December 31, 1997, provided by the Company to
         Doreen M. Chiu*
  10.29  1998 Stock Ownership Incentive Plan*
  10.30  Employee Stock Purchase Plan*
  10.31  1998 Non-Employee Directors Stock Option Plan*
  10.32  Letter of Credit Agreement, dated March 6, 1998, between the Company and Sanwa Bank California*
  10.33  Continuing Guaranty, dated as of March 6, 1998, provided by Doreen M.
         Chiu in favor of Sanwa Bank California*
  10.34  Continuing Guaranty, dated as of March 6, 1998, provided by Frank Y.
         Chiu in favor of Sanwa Bank California*
  10.35  Indemnity Agreement, dated August 12, 1992, made and entered into by
         Doreen M. Chiu, Frank Y. Chiu, the Company and National Safety
         Consultants, Inc. in favor of ACTSTAR Insurance Company*
  10.36  Continuing Agreement of Indemnity--Contractors' Form, dated March 19,
         1998, made and entered into by Doreen M.Chiu, Frank Y. Chiu and the
         Company for the benefit of Reliance Insurance Company, United Pacific
         Insurance Company, Reliance National Indemnity Company and Reliance
         Surety Company*
  10.37  Purchase Order, dated February 10, 1996, issued by the Company to
         ToxGon Corporation*+
  11.1   Statement regarding computation of earnings per share*
  16.1   Letter regarding change in certifying accountant*
  21.1   List of Subsidiaries of Registrant*
  23.1   Consent of Graham & James LLP (included in its opinion filed as
         Exhibit 5.1 hereto)
  23.2   Consent of Coopers & Lybrand L.L.P.

 EXHIBIT
 NUMBER                EXHIBIT DESCRIPTION
 -------               -------------------
  24.1   Power of Attorney (included in signature page)*
  27.1   Financial Data Schedule*
  99.1   Consent of Andrew C. Kadak*
  99.2   Consent of Earl E. Gjelde*
  99.3   Consent of William M. Hewitt*
  99.4   Consent of Steven J. Guerrettaz*
  99.5   Consent of Yasushi Chikagami*

---------------------
* Incorporated by reference to Registration Statement on Form S-1
  (Registration No. 333-46107).

+ Certain portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for an order granting confidential treatment pursuant to Rule 406 of the General Rules and Regulations under the Securities Act.